Davis New York Venture Fund

April 30, 2020

Over 50 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
April 30, 2020 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (96.16%)
COMMUNICATION SERVICES – (15.04%)
Media & Entertainment – (15.04%)
Alphabet Inc., Class A *	174,547	$235,062,445
Alphabet Inc., Class C *	330,622	445,896,667
ASAC II L.P. *(a)(b)	4,156,451	4,416,645
Facebook, Inc., Class A *	1,835,327	375,709,790
Fang Holdings Ltd., Class A, ADR (China)*	624,929	649,926
Liberty TripAdvisor Holdings, Inc., Series A *	224,696	528,036
	Total Communication Services	1,062,263,509
CONSUMER DISCRETIONARY – (19.76%)
Automobiles & Components – (0.12%)
Adient plc *	546,861	8,191,978
Consumer Durables & Apparel – (0.38%)
Hunter Douglas N.V. (Netherlands)	582,800	27,206,964
Consumer Services – (5.16%)
New Oriental Education & Technology Group, Inc., ADR (China)*	2,856,230	364,626,322
Retailing – (14.10%)
Alibaba Group Holding Ltd., ADR (China)*	1,337,990	271,170,434
Amazon.com, Inc. *	215,651	533,520,574
Booking Holdings Inc. *	31,784	47,058,437
Naspers Ltd. - N (South Africa)	244,000	38,160,386
Prosus N.V., Class N (Netherlands)*	1,390,870	105,443,070
		995,352,901
	Total Consumer Discretionary	1,395,378,165
ENERGY – (2.61%)
Apache Corp.	8,728,265	114,165,706
Magnolia Oil & Gas Corp., Class A *	8,030,663	51,958,390
Ovintiv Inc.	2,911,532	18,429,997
	Total Energy	184,554,093
FINANCIALS – (36.08%)
Banks – (15.02%)
Danske Bank A/S (Denmark)*	5,314,500	63,062,980
DBS Group Holdings Ltd. (Singapore)	8,121,800	114,960,201
DNB ASA (Norway)	5,116,730	62,029,748
JPMorgan Chase & Co.	3,130,434	299,770,360
U.S. Bancorp	5,630,500	205,513,250
Wells Fargo & Co.	10,846,972	315,104,537
		1,060,441,076
Diversified Financials – (17.09%)
Capital Markets – (3.06%)
Bank of New York Mellon Corp.	5,748,077	215,782,811
Consumer Finance – (8.07%)
American Express Co.	1,923,561	175,524,941
Capital One Financial Corp.	6,093,983	394,646,339
		570,171,280
Diversified Financial Services – (5.96%)
Berkshire Hathaway Inc., Class A *	1,495	421,141,500
		1,207,095,591

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
April 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (3.97%)
Life & Health Insurance – (1.94%)
AIA Group Ltd. (Hong Kong)	14,710,990	$136,530,891
Property & Casualty Insurance – (2.03%)
Chubb Ltd.	804,850	86,931,848
Loews Corp.	708,829	24,568,013
Markel Corp. *	36,976	32,015,300
		143,515,161
		280,046,052
	Total Financials	2,547,582,719
HEALTH CARE – (2.04%)
Health Care Equipment & Services – (2.04%)
Quest Diagnostics Inc.	1,309,530	144,192,348
	Total Health Care	144,192,348
INDUSTRIALS – (9.32%)
Capital Goods – (9.31%)
Carrier Global Corp. *	11,924,750	211,187,323
Ferguson PLC (United Kingdom)	2,209,659	159,636,609
Orascom Construction PLC (United Arab Emirates)	1,526,431	8,364,842
Raytheon Technologies Corp.	4,295,649	278,401,012
		657,589,786
Commercial & Professional Services – (0.01%)
China Index Holdings Ltd., ADR (China)*	588,079	658,648
	Total Industrials	658,248,434
INFORMATION TECHNOLOGY – (10.77%)
Semiconductors & Semiconductor Equipment – (10.77%)
Applied Materials, Inc.	6,719,090	333,804,391
Intel Corp.	3,720,700	223,167,586
Texas Instruments Inc.	1,752,190	203,376,694
	Total Information Technology	760,348,671
MATERIALS – (0.54%)
OCI N.V. (Netherlands)*	3,127,324	37,869,197
	Total Materials	37,869,197
TOTAL COMMON STOCK – (Identified cost $4,714,298,167)		6,790,437,136
PREFERRED STOCK – (3.44%)
INDUSTRIALS – (3.44%)
Transportation – (3.44%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	5,938,103	208,249,272
Didi Chuxing Joint Co., Series B (China)*(a)(b)	982,804	34,466,936
	Total Industrials	242,716,208
TOTAL PREFERRED STOCK – (Identified cost $230,313,239)		242,716,208

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
April 30, 2020 (Unaudited)

		Principal	Value
SHORT-TERM INVESTMENTS – (0.53%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.09%, 05/01/20, dated 04/30/20, repurchase value of $37,407,094 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 05/07/20-04/20/50, total market value $38,155,140)	$37,407,000	$37,407,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $37,407,000)	37,407,000
		Total Investments – (100.13%) – (Identified cost $4,982,018,406)	7,070,560,344
		Liabilities Less Other Assets – (0.13%)	(9,309,866)
		Net Assets – (100.00%)	$7,061,250,478

ADR: American Depositary Receipt

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $247,132,853 or 3.50% of the Fund's net assets as of April 30, 2020.

(b)	The value of this security was determined using significant unobservable inputs.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
April 30, 2020 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
April 30, 2020 (Unaudited)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$1,057,846,864	$–	$4,416,645	$1,062,263,509
Consumer Discretionary	1,395,378,165	–	–	1,395,378,165
Energy	184,554,093	–	–	184,554,093
Financials	2,547,582,719	–	–	2,547,582,719
Health Care	144,192,348	–	–	144,192,348
Industrials	658,248,434	–	–	658,248,434
Information Technology	760,348,671	–	–	760,348,671
Materials	37,869,197	–	–	37,869,197
Preferred Stock:
Industrials	–	–	242,716,208	242,716,208
Short-term securities	–	37,407,000	–	37,407,000
Total Investments	$6,786,020,491	$37,407,000	$247,132,853	$7,070,560,344

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the nine months ended April 30, 2020. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at April 30, 2020 was $(90,537,650). There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance August 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance April 30, 2020
Investments in Securities:
Common Stock	$4,274,495	$–	$142,150	$–	$–	$4,416,645
Preferred Stock	333,396,008	–	(90,679,800)	–	–	242,716,208
Total Level 3	$337,670,503	$–	$(90,537,650)	$–	$–	$247,132,853

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	April 30, 2020	Technique	Input(s)	Amount	an Increase in Input
Investments in Securities:
Common Stock	$4,416,645	Discounted Cash Flow	Annualized Yield	0.931%	Decrease

Preferred Stock	242,716,208	Market Approach	Adjusted Transaction Price	$35.07	Increase
Total Level 3	$247,132,853

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
April 30, 2020 (Unaudited)

Federal Income Taxes

At April 30, 2020, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$5,001,085,249
Unrealized appreciation	2,888,364,891
Unrealized depreciation	(818,889,796)
Net unrealized appreciation	$2,069,475,095

Significant Event

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

For information regarding the Fund's other significant accounting policies, please refer to the Fund's most recent Semi-Annual or Annual Shareholder Report.